UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 3, 2005
Date of Report (Date of earliest event reported)
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)
406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 3, 2005, Alpha Natural Resources, Inc. issued a press release announcing earnings and other financial results for its third quarter ended September 30, 2005 and that management would review these results in an investment community conference call at 11:00 a.m. EST on Thursday, November 3, 2005.
     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the Registrant pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibit
Exhibit 99.1      Alpha Natural Resources, Inc. Press Release, dated November 3, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
November 3, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit 99.1	Alpha Natural Resources, Inc. Press Release, dated November 3, 2005.